SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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PROFESSIONALLY MANAGED PORTFOLIOS
(Name of Registrant as Specified In Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

CAN SLIM® Select Growth Fund
(a series of Professionally Managed Portfolios)

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of CAN SLIM® Select Growth Fund will be held on September 1, 2008.  The purpose of the meeting is to provide you with the opportunity to vote on the selection of a new investment adviser – NorthCoast Asset Management, LLC – for the Fund.  The proposed change in investment advisers will not result in any increase of the investment advisory fee or in the total expenses of the Fund.  This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s).  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.  The proposal has been carefully reviewed by the Board of Trustees, none of whom are affiliated with the Fund’s previous or proposed new investment advisers.  The Trustees recommend that you vote FOR the proposal.

The questions and answers on the next few pages are provided to assist you in understanding the proposal.  The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote, simply complete the proxy card(s) enclosed in this package.  Be sure to sign each card before mailing it in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the internet.  Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call the Fund at 1-800 558-9105.  Thank you for your participation in this important initiative.

Sincerely,

/s/
Robert M. Slotky President Professionally Managed Portfolios

Important information
to help you understand and vote on the proposal

Please read the full text of the proxy statement.  Below is a brief overview of the proposal to be voted upon.  Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in deciding whether to approve NorthCoast Asset Management, LLC (“NorthCoast”) as the Fund’s new investment adviser at the Special Meeting.  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a form of Proxy.

At a meeting of the Board of Trustees (the “Board”) of Professionally Managed Portfolios (the “Trust”) held on May 19, 2008, the Board approved, subject to shareholder approval, NorthCoast as the new investment adviser to replace Duncan-Hurst Capital Management, L.P. (“Duncan-Hurst”) as the investment adviser to the CAN SLIM® Select Growth Fund (the “Fund”).

What am I being asked to vote on?

Effective May 19, 2008, Duncan-Hurst resigned as investment adviser to the Fund.  On May 19, 2008, at a meeting of the Board of Trustees, the Board accepted Duncan-Hurst’s resignation as investment adviser and terminated Duncan-Hurst’s investment advisory agreement.  Prior to Duncan-Hurst’s formal resignation, the Board approved NorthCoast to serve as the new investment adviser of the Fund, on an interim basis, subject to later shareholder approval.  Under the interim arrangements, and pursuant to the requirements of current law, NorthCoast is permitted to serve as interim adviser to the Fund until October 17, 2008, unless their engagement is approved by shareholders of the Fund prior to the close of business on that date.  Accordingly, the Fund needs shareholder approval to engage NorthCoast as the investment adviser on a permanent basis.  If Fund shareholders do not approve NorthCoast as the investment adviser for the Fund, then NorthCoast will not be permitted to serve as the Fund’s investment adviser beyond October 17, 2008 and the Board will have to consider other alternatives for the Fund, including possibly liquidating the Fund.

How will my approval of this proposal affect the management and operation of the Fund?

NorthCoast is an independent adviser, unaffiliated with Duncan-Hurst, the Fund’s previous investment adviser.  NorthCoast has been in the investment advisory business since 1988 and currently manages the exclusive high net worth investment service called CAN SLIM® Private Clients.  This service manages personal investment accounts for clients using the CAN SLIM® Investment System, and the Board believes that NorthCoast’s familiarity and experience with the CAN SLIM® Investment System will enable it to manage the Fund in accordance with its investment strategy in the best interests of shareholders.  NorthCoast is registered as an investment adviser with the United States Securities and Exchange Commission.

What are the primary reasons for selection of NorthCoast as the investment adviser of the Fund?

The Board weighed a number of factors in reaching its decision to approve NorthCoast as investment adviser for the Fund, including the history, reputation, qualifications and resources of NorthCoast and that of its investment personnel.  The Board also considered NorthCoast’s qualifications to implement the investment objective of the Fund, including its experience, skills and performance record in managing investment portfolios in accordance with the CAN SLIM® Investment Strategy.  The Trustees also considered that the advisory fee will not increase as a result of the proposal and that NorthCoast has contractually agreed, for a two-year period, to waive its advisory fee and reimburse expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses to 1.70% pursuant to an Operating Expense Limitation Agreement, equal to the Fund’s current expense limitation.

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Does Investor’s Business Daily support the change?

Investor’s Business Daily has worked with NorthCoast for years and enthusiastically supports the change because of NorthCoast’s broad experience and successful record of managing money using the CAN SLIM® System via their private clients’ business (more information is available at www.canslimpc.com).

Who is currently managing the Fund?

On May 19, 2008, prior to Duncan-Hurst’s resignation as investment adviser, the Board approved an Interim Investment Advisory Agreement with NorthCoast on behalf of the Fund, with terms and conditions identical (other than effective dates and the identity of the investment adviser) to the terms and conditions of the prior Investment Advisory Agreement with Duncan-Hurst (“Prior Investment Advisory Agreement”).  As a result, NorthCoast assumed management of the Fund on an interim basis effective upon Duncan-Hurst’s resignation.  The Fund’s Interim Investment Advisory Agreement will terminate upon the sooner to occur of (1) October 17, 2008, or (2) the approval by the Fund’s shareholders of the proposed new Investment Advisory Agreement with NorthCoast (“New Investment Advisory Agreement”).

At its May 19, 2008 meeting, the Board also concluded that it would be in the best interests of the Fund and its shareholders to recommend to Fund shareholders the approval of the proposed New Investment Advisory Agreement between NorthCoast and the Trust on behalf of the Fund with terms identical (other than effective dates and the identity of the investment adviser) to the Prior Investment Advisory Agreement.

Do the proposed changes mean that the Fund’s investment objective or principal investment strategies are being changed?

No.  Approving NorthCoast as investment adviser for the Fund will not alter the Fund’s investment objective or investment strategies.  NorthCoast has confirmed that they do not currently anticipate recommending any changes to the Fund’s investment objective or investment strategies.

Do the proposed changes mean that the Fund’s investment advisory fee will increase?

No.  The investment advisory fee paid by shareholders will not be affected if shareholders approve the New Investment Advisory Agreement.  The Fund will pay the same investment management fee to NorthCoast that it previously paid to Duncan-Hurst under the Fund’s previous investment advisory agreement with Duncan-Hurst.  Your approval of the New Investment Advisory Agreement will not increase the management fees or overall expenses of the Fund, or decrease the nature, extent, or quality of services provided to the Fund.

Are there any differences between the Prior Investment Advisory Agreement and the Interim Investment Advisory Agreement or the proposed New Investment Advisory Agreement?

No.  There are no material differences between the previous investment advisory agreement, the current Interim Investment Advisory Agreement and the proposed New Investment Advisory Agreement other than the effective dates and the identity of the investment adviser.

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Has the Funds’ Board of Trustees approved the proposal?

Yes.  The Board of Trustees has unanimously approved the proposal to approve the Investment Advisory Agreement with NorthCoast on behalf of the Fund, and recommends that you also vote to approve the proposal.

Who is D.F. King & Co., Inc.?

D.F. King & Co., Inc. is a third party proxy vendor that the Fund has engaged (at NorthCoast’s expense) to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

The expenses in connection with preparing the proxy statement and its enclosures and all solicitations will be paid by NorthCoast.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on June 30, 2008 (the “Record Date”) are entitled to be present and to vote at the special meeting of the shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting.

What vote is required?

Approval of the proposal requires the vote of the “majority of the outstanding voting securities,” which is defined under the 1940 Act as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting shares entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund entitled to vote thereon.

How do I vote my shares?

You may attend the Special Meeting and vote in person or you can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

In addition, you may vote through the internet by visiting www.________.com and following the on-line instructions.  If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call __________ at 1-800-________.

If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

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Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

How can a quorum be established?

A majority of the Fund’s outstanding shares, present in person or represented by proxy, constitutes a quorum at the Special Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the Proposal, they have the effect of counting as a vote AGAINST the proposal.

Can shareholders submit additional proposals?

The Trust and the Fund are not required, and do not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for any future meeting of shareholders should send their written proposals to the Secretary of the Trust c/o U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741 so they are received within a reasonable time before any such meeting.  No business other than the matters described above is expected to come before the Special Meeting.  If any other matters arise requiring a vote of shareholders, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the Fund.

What will happen if there are not enough votes to approve the proposal?

It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting.  If we do not receive your vote after several weeks, you may be contacted by D.F. King & Co., Inc. who will remind you to vote your shares and help you return your proxy.  In the event a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation.

If I vote by mail, how do I sign the proxy card?

Individual Accounts:  Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:  Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:  The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

PROFESSIONALLY MANAGED PORTFOLIOS
c/o 2020 E. Financial Way, Suite 100, Glendora, California 91741

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CAN SLIM® Select Growth Fund
(a series of Professionally Managed Portfolios)

1-800 558-9105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Meeting”) of CAN SLIM® Select Growth Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”) will be held at the offices of U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741 on Monday, September 1, 2008, at 10:30 a.m. Pacific Time.

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To approve an Investment Advisory Agreement between NorthCoast Asset Management, LLC and the Trust, on behalf of the Fund.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Trustees has fixed the close of business on June 30, 2008 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By order of the Board of Trustees,

ELAINE E RICHARDS, Secretary

July__, 2008

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person.  Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts: Show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
		Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee

C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found in the shaded box on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

CAN SLIM® Select Growth Fund
(a series of Professionally Managed Portfolios)

1-800 558-9105

TO BE HELD ON SEPTEMBER 1, 2008

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Professionally Managed Portfolios (the “Trust”) to be used at the special meeting of shareholders of the CAN SLIM® Select Growth Fund (the “Fund”) and at any adjournments thereof (the “Meeting”), to be held on Monday, September 1, 2008 at 10:30 a.m. Pacific time at the offices of U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741.

Shareholders of record at the close of business on the record date established as June 30, 2008 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.  The Notice of Special Meeting of Shareholders (the “Notice”), this proxy statement and the enclosed proxy card are being mailed to Shareholders on or about July _, 2008.  The Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof:

PROPOSAL 1.	To Approve An Investment Advisory Agreement Between NorthCoast Asset Management, LLC And The Trust, On Behalf Of The Fund.

Shareholders of the CAN SLIM® Select Growth Fund (the “Fund”) are being asked to approve a new Investment Advisory Agreement between NorthCoast Asset Management, LLC (“NorthCoast”) and Professionally Managed Portfolios (the “Trust”), on behalf of the Fund.

Background

Effective May 19, 2008, Duncan-Hurst Capital Management, L.P. (“Duncan-Hurst”) resigned as investment adviser to the Fund.  At a meeting of the Board of Trustees held on May 19, 2008, the Board accepted Duncan-Hurst’s resignation as investment adviser and terminated the Investment Advisory Agreement with Duncan-Hurst (“Prior Investment Advisory Agreement”).  Prior to Duncan-Hurst’s formal resignation, the Board approved NorthCoast as the new investment adviser of the Fund on an interim basis, effective upon Duncan-Hurst’s resignation.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), a person may act as investment adviser for a Fund under an interim agreement after the termination of a previous agreement as long as (1) the compensation to be received under the interim agreement is no greater than the compensation the adviser would have received under the previous agreement; and (2) the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, has approved the interim agreement within 10 business day after the termination.

At the May 19, 2008 Board Meeting, where all of the Trustees were present in person, the Trustees discussed Proposal 1 described in this Proxy Statement.  The Board, which is comprised entirely of persons who are not “interested persons” as that term is defined under the 1940 Act (“Independent Trustees”), voted unanimously to approve an interim investment advisory agreement (“Interim Investment Advisory Agreement”) and the proposed new investment advisory agreement (“New Investment Advisory Agreement”), both agreements between NorthCoast and the Trust, on behalf of the Fund, retaining NorthCoast as investment manager for the Fund.  The Board also voted unanimously to recommend that shareholders approve the New Investment Advisory Agreement.

Legal Requirements in Approving a New Investment Adviser

In connection with its proposal to serve as investment adviser to the Fund, NorthCoast has entered into a four-year licensing agreement with Investor’s Business Daily, which permits it to use the “CAN SLIM®” name.  Additionally, NorthCoast has provided compensation to Duncan-Hurst in connection with Duncan-Hurst’s termination of its various agreements with the Fund.  Accordingly, to avoid disruption of the Fund’s investment management and after considering the potential benefits to shareholders of engaging NorthCoast as the Fund’s new adviser as discussed more fully below, the Board approved the Interim Investment Advisory Agreement. In doing so, the Board has determined that it was prudent to act pursuant to the requirements of Rule 15a-4 under the 1940 Act.  Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a Fund seeks shareholder approval of a new investment advisory agreement.  Rule 15a-4 imposes the following conditions, all of which were met in the case of the Interim Investment Advisory Agreement:

(1)	the compensation under the interim contract may be no greater than under the previous contract;

(2)	the Fund’s Board of Trustees, including a majority of the independent trustees, has voted in person to approve the interim contract before the previous contract is terminated;

(3)
the Fund’s Board of Trustees, including a majority of the independent trustees, determines that the scope and quality of services to be provided to the Fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

(4)
the interim contract provides that the Fund’s Board of Trustees or a majority of the Fund’s outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser;

(5)
the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the Fund’s board;

(6)
the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders; and

(7)	the Board of Trustees satisfies certain fund governance standards under Rule 0-1(a)(7) of the 1940 Act.

The Interim Investment Advisory Agreement currently in effect will terminate upon the sooner to occur of (1) October 17, 2008, or (2) the approval by the Fund’s shareholders of the proposed New Investment Advisory Agreement with NorthCoast.  Under the Interim Investment Advisory Agreement, the advisory fees earned by NorthCoast during this interim period will be held in an interest-bearing escrow account at U.S. Bank, N.A.  Fees that are paid to the escrow account, including interest earned, will be paid to NorthCoast if the Fund shareholders approve the New Investment Advisory Agreement within 150 days of the date of the Interim Investment Advisory Agreement.  If shareholders of the Fund do not approve the New Investment Advisory Agreement within 150 days of the date of the Interim Advisory Agreement, then NorthCoast will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the Interim Investment Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest if earned.

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A.  The terms of the New Investment Advisory Agreement are substantially similar to the terms of the Prior Investment Advisory Agreement with respect to services to be provided by NorthCoast compared to those previously provided by Duncan-Hurst.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement have identical fee structures.  The material terms of the New Investment Advisory Agreement and Prior Investment Advisory Agreement are compared below in “Summary of the New Investment Advisory Agreement and Prior Investment Advisory Agreement.”

If the Fund’s shareholders do not approve the New Investment Advisory Agreement at the Meeting or at an adjournment of the Meeting, then NorthCoast will not be able to serve as the Fund’s investment adviser beyond the termination date of the Interim Advisory Agreement, in which case the Board will consider other alternatives and will make such arrangements for the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) possibly liquidating the Fund.

Compensation Paid to the Adviser

Under the Prior Investment Advisory Agreement, Duncan Hurst was entitled to receive a monthly advisory fee computed at an annual rate of 1.00% of the Fund’s average daily net assets in return for the services provided by Duncan-Hurst as investment adviser to the Fund.  The fee structure under the New Investment Advisory Agreement with NorthCoast will be identical to the fee structure under the Prior Investment Advisory Agreement.  (As described above, under the Interim Investment Advisory Agreement, the fees to be paid to NorthCoast will be paid to an escrow account.)  For the fiscal year ended March 31, 2008, the Fund paid Duncan-Hurst investment advisory fees totaling $342,983.

Information about NorthCoast

NorthCoast is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended.  NorthCoast’s principal offices are located at 35 Mason Street, Greenwich, Connecticut 06830.  As of March 31, 2008, NorthCoast managed over $193 million of investment assets.  NorthCoast is primarily owned by several employees.  As of May 19, 2008, the following employees each owned more than 25% of the firm:

Name	May 19, 2008 Percent Ownership
Paul E. Dean	29.01%
Daniel J. Kraninger	25.24%

The following table sets forth the name, position and principal occupation of each chief executive officer of NorthCoast as of March 31, 2008.  Each individual’s address is c/o NorthCoast Asset Management, LLC, 35 Mason Street, Greenwich, Connecticut 06830.

Name	Principal Occupation
Paul E. Dean	Chairman, Co-Founder
J. Richard Semels	Chief Executive Officer and Chief Compliance Officer, Co-Founder
Daniel J. Kraninger	President, Manager, Member
Brent C. Elam	Vice President, Manager and Director of Research

Name	Principal Occupation
Harry H. Suber, Ph.D.	Vice President, Manager, and Director of Research, Co-Founder
John M. Wildern	Executive Vice President
Mark C. Dean	Vice President of Operations, Treasurer and Secretary

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the proposed New Investment Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary; however, all material terms of the New Investment Advisory Agreement have been included in this summary.  You should refer to Exhibit A for the New Investment Advisory Agreement, and the description set forth in this Proxy Statement of the New Investment Advisory Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by NorthCoast under the New Investment Advisory Agreement and the fee structure are identical to the services currently provided by Duncan-Hurst and the fee structure under the Prior Investment Advisory Agreement.

Advisory Services.  Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement state that, subject to the supervision of the Board of Trustees of the Fund, the adviser will provide for the overall management of the Fund including: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

Brokerage.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that the adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the adviser shall not direct orders to an affiliated person of the adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees.  The adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price.  In selecting a broker-dealer to execute each particular transaction, the adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Management Fees.  Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement contain the identical fee structure based on the Fund’s average daily net assets.

Duration and Termination.  The Prior Investment Advisory Agreement provided that it became effective at the time the Fund commenced operations and remained in effect for a period of two years, unless sooner terminated.  The New Investment Advisory Agreement provides that it will become effective on [________, 2008 (the date of the Shareholder Meeting) or upon receiving the vote of a majority of the outstanding securities of the Fund, whichever is later] and provides that it will continue in effect for a period of two years, unless sooner terminated.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement may be terminated at any time, on 60 days prior written notice, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by the adviser at any time, without the payment of a penalty, upon 60 days prior written notice.

Payment of Expenses.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that the adviser will pay all expenses incurred by it in connection with its activities under the Agreement, that the Fund shall bear all of its own expenses not specifically assumed by the adviser, and that general expenses of the Trust not readily identifiable as belonging to the Fund or another portfolio of the Trust shall be allocated among all the portfolios of the Trust in such a manner as the Trust’s Board of Trustees determines to be fair and equitable.  The adviser may voluntarily or contractually absorb certain Fund expenses.  NorthCoast has contractually agreed, for a two year period, to waive its advisory fee and reimburse expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses to 1.70% pursuant to an Operating Expense Limitation Agreement.

Limitation on Liability and Indemnification.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the particular Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the particular Agreement.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that the Fund will indemnify the adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the adviser.

Board Approval and Recommendation

In reaching its decision to approve the New Investment Advisory Agreement, the Trustees, including all of the Independent Trustees, met at their regular meeting held on May 19, 2008 with senior executives of NorthCoast.  In the course of their review, the Trustees considered their legal responsibilities with regard to all factors deemed to be relevant to the Fund.  The Trustees also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund in the past by Duncan-Hurst since the Fund’s inception in September 2005 compared to the quality of services expected to be provided to the Fund by NorthCoast going forward; (2) the performance of the Fund while managed by Duncan-Hurst, compared to similar separately managed accounts managed by NorthCoast in accordance with the CAN SLIM® Investment Strategy; (3) the fact that the terms of the New Investment Advisory Agreement are identical to the terms of the Prior Investment Advisory Agreement; (4) the fact that NorthCoast’s investment management team is familiar with the CAN SLIM® Investment Strategy and has experience managing products similar to the Fund; (5) the fact that the fee structure under the New Investment Advisory Agreement would be identical to the fee structure under the Prior Investment Advisory Agreement and that NorthCoast has agreed to maintain the Fund’s current expense limitation agreement in effect for a two year period; and (6) other factors deemed relevant.

The Trustees also evaluated the New Investment Advisory Agreement in light of information they had requested and received from NorthCoast prior to and at the May 19, 2008 meeting.  The Trustees reviewed these materials with management of NorthCoast.  The Independent Trustees also discussed the New Investment Advisory Agreement further in executive session with their counsel.  Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Advisory Agreement, and the Board’s conclusions.  In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services Provided to the Fund.  The Trustees evaluated the nature, extent and quality of NorthCoast’s overall services to be provided to the Fund.  The Trustees evaluated the quality and stability of the staff committed to those portfolio management responsibilities.  The Trustees also reviewed NorthCoast’s Form ADV.  The Trustees reviewed with the Trust’s Chief Compliance Officer NorthCoast’s compliance program and policies and noted NorthCoast’s favorable compliance record.  After reviewing NorthCoast’s compliance policies and procedures with respect to the Fund, the Board concluded that the policies and procedures were reasonably designed to prevent violation of federal securities laws.

The Trustees evaluated NorthCoast’s financial condition noting that it appeared to be sufficiently capitalized to operate the Fund.  The Trustees considered NorthCoast’s history, reputation and resources including that of their investment personnel.  Based on the information provided, the Trustees concluded that the nature and extent of the services that NorthCoast would provide under the New Investment Advisory Agreement, as well as the quality of those services, would be satisfactory.

The Trustees considered that under the Interim Investment Advisory Agreement, NorthCoast’s advisory fees would be held in escrow pending approval of the New Investment Advisory Agreement by shareholders.  The Trustees considered that the Fund would not bear any expenses related to the change in investment adviser including expenses related to the proxy statement, and any costs of indemnifying its officers, directors or agents with respect to the costs of any litigation or regulatory action arising in connection with the change in investment advisers.  The Trustees also confirmed that there were no planned fee increases for the Fund over the next two years.

Section 15(f) of the 1940 Act.  In approving the Interim and New Advisory Agreements, the Trustees determined to comply with the terms of Section 15(f) of the 1940 Act.

In considering whether the arrangements between NorthCoast and the Fund comply with the conditions of Section 15(f) of the 1940 Act, the Trustees reviewed the conditions of Section 15(f).  Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor so long as two conditions are met.  First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment advisor or predecessor advisor.  Second, an “unfair burden” must not be imposed upon the Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.  The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment advisor (or predecessor or successor advisor) or any interested person of any such investment advisor, receives or is entitled to receive any compensation, directly or indirectly, from the Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

Consistent with the first condition of Section 15(f), neither NorthCoast nor the Board was aware of any plans to reconstitute the Board, which is comprised entirely of persons who are not “interested persons” as described above, following the change in investment adviser.  With respect to the second condition of Section 15(f), NorthCoast has represented that it will not seek an increase in its advisory fee for at least the required two year period and has contractually agreed to waive its advisory fee and reimburse expenses of the Fund to limit the Fund’s total annual operating expenses to 1.70% pursuant to an Operating Expense Limitation Agreement, equal to the Fund’s current expense limitation arrangements.  Thus, the change in investment adviser will not result in an “unfair burden” (as defined in Section 15(f)).

Costs of Services Provided and Profits Realized by NorthCoast.  The Trustees examined the fee and expense information for the Fund, including a comparison of such information to other similarly situated mutual funds as determined by Lipper Inc. (“Lipper”).  The Trustees also examined the total expense ratio of the Fund relative to the other mutual funds in its Lipper category.

The Trustees reviewed financial information provided by NorthCoast, including information concerning its costs in providing services to the Fund and its profitability.  The Trustees also considered that the contractual management fees and the actual management fees for the Fund were lower than the median of the Fund’s Lipper peer group.  The Trustees examined the total expense ratio, including Rule 12b-1 fees and shareholder servicing fees, of the Fund, noting the Fund’s expense ratio approximated that of its peers.  The Trustees considered that NorthCoast contractually agreed to waive its advisory fee and reimburse expenses of the Fund to limit the Fund’s total annual operating expenses to 1.70% pursuant to an Operating Expense Limitation Agreement, equal to the Fund’s current expense limitation arrangements.

Based on the information provided, the Trustees concluded that the amount of proposed advisory fees that the Fund will pay under the New Investment Advisory Agreement to NorthCoast is reasonable in light of the nature and quality of the services expected to be provided.

Investment Performance of the Fund.  The Trustees reviewed information prepared by Lipper as of March 31, 2008 concerning the Fund’s investment performance, both absolutely as well as compared to other funds in its peer group.  The Trustees determined that the Fund’s performance was in the lower rankings compared to its peers.  The Trustees also considered information concerning NorthCoast’s management of similarly managed accounts using the CAN-SLIM methodology, noting that NorthCoast’s performance record was superior to that of the Fund as illustrated by the graph attached in Exhibit B.  After considering all of the information, the Trustees concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from NorthCoast taking over managing the Fund.

Economies of Scale and Fee Levels Reflecting Those Economies.  In considering the overall fairness of the New Investment Advisory Agreement, the Trustees assessed the degree to which economies of scale that would be expected to be realized if the Fund’s assets increase as well as the extent to which fee levels would reflect those economies of scale for the benefit of the Fund’s shareholders.  The Trustees determined that the fee schedule in the New Investment Advisory Agreement is reasonable and appropriate and that breakpoints in the fee schedule are unnecessary at this time based on the current level of the Fund’s assets.

Other Benefits to NorthCoast.  The Trustees considered any additional indirect benefits that NorthCoast expects to derive from its relationship with the Fund.  The Trustees believe that NorthCoast would generally benefit from its association with the Fund.

Other NorthCoast Agreements.  The Trustees noted that all other arrangements between NorthCoast regarding the Fund were identical in nature to the arrangements previously with Duncan-Hurst.  Specifically, the Distribution Agreement with Quasar Distributors, LLC was identical to the previous Distribution Agreement requiring NorthCoast to be responsible for paying amounts of fees and expenses not covered by Rule 12b-1 payments.  Regarding the Rule 12b-1 Plan, the Trustees noted that it also was identical to the current Rule 12b-1 Plan except that the named Distribution Coordinator is now NorthCoast, not Duncan-Hurst.  Similarly, the Sublicense Agreement relating to the license for the Fund to use the “CAN SLIM® Select” name would be identical to the previous agreement simply between NorthCoast and the Trust, not Duncan-Hurst and the Trust.  Finally, none of the fee schedules of the Fund service agreements with the Fund’s primary third-party service provider, U.S. Bancorp Fund Services, LLC, would change as a result of the change in investment adviser.

Vote Required

Approval of the proposal requires the vote of the “majority of the outstanding voting securities,” which is defined under the 1940 Act as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund entitled to vote thereon.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Investment Advisory Agreement.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting.  However, if any other matters properly come before the Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Service Providers

The Fund’s previous investment adviser was Duncan-Hurst Capital Management, L.P., located at 4365 Executive Drive, Suite 1520, San Diego, California 92121.  The Fund’s current investment adviser (pursuant to an Interim Investment Advisory Agreement) and proposed investment adviser is NorthCoast Asset Management, LLC, located at 35 Mason Street, Greenwich, Connecticut 06830.  The Fund’s administrator is U.S. Bancorp Fund Services, LLC located at 615 E. Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202.  The Fund’s current principal underwriter is Quasar Distributors, LLC located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

Any Purchases or Sales of Securities of the Investment Adviser(s)

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of Duncan-Hurst, NorthCoast or any of their respective affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on June 30, 2008, will be entitled to be present and vote at the Meeting.  As of that date, ___________ shares of the Fund were outstanding.  A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.

As of June 30, 2008, none of the Trustees or Officers of the Trust owned any shares of the Fund.  As of June 30, 2008 the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94101	_____%	Record
Ameritrade Inc. FBO of its Customers P.O. Box 2226 Omaha, NE 68103-2226	_____%	Record

Principal Executive Officers and Trustees of the Trust

The following table provides the name, address and principal occupation of the principal executive officers and trustees of the Trust.  The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust
Dorothy A. Berry (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	1	Trustee, Allegiant Funds.
Wallace L. Cook (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc.	1	The Dana Foundation; The University of Virginia Law School Foundation.
Carl A. Froebel (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services); formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	1	None.
Steven J. Paggioli (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	1	Trustee, Managers Funds; Trustee, Managers AMG Funds.

Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Officers of the Trust
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since August 2002. Indefinite Term; Since September 2004 Indefinite Term; Since December 2005.	Vice President, U.S. Bancorp Fund Services, LLC since July 2001.	Not Applicable	Not Applicable
Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since August 2002.
Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services, LLC since 1997; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).

				Not Applicable	Not Applicable
Elaine E. Richards (born 1968) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Secretary	Indefinite Term; Since February 2008.
Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007; formerly, Vice President and Senior Counsel, Wells Fargo Funds Management, LLC (2004-2007), formerly, Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (1998-2004).
				Not Applicable	Not Applicable
(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of shares.  Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only pursuant to the Trust’s Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares.  The Fund does not make portfolio transactions through affiliated brokers.

Solicitation of Proxies and Voting

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July __, 2008.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Trust.  In addition, D.F. King & Co, Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Trust.  The Trust also may also arrange to have votes recorded by telephone.

Voting instructions may be revoked at any time prior to the final vote at the Meeting by: (1) written instruction addressed to Elaine E. Richards, Secretary, CAN SLIM® Select Growth Fund, c/o U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741.  (2) attendance at the Meeting and voting in person; or (3) by proper execution and return of a new Proxy Card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

If the Trust records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will not count towards the number of votes in favor of the approval of the New Investment Management Agreement, which means they will have the effect of a vote against these proposals.  With respect to any other business that may properly come before the meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

All proxies solicited by the Board of Trustees that are properly executed and received by the Trust’s Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR Proposal 1.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes (returned proxies for shares held in the name of a broker for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter).

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is a majority of outstanding shares (i.e., more than 50%) entitled to vote in person or by proxy at the shareholder meeting.  If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to Proposal 1, unless directed to vote AGAINST Proposal 1, in which case such shares will be voted AGAINST the proposed adjournment.

Other than the principal shareholders disclosed above, to the knowledge of the Trust no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date.  Shareholders of record of the Trust at the close of business on June 30, 2008 will be entitled to vote at the Meeting.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone, facsimile or oral solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from D.F. King & Co. Inc., Fund officers, employees or agents asking you to vote.  The Fund does not reimburse officers of the Fund, or regular employees and agents involved in the solicitation of proxies.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by NorthCoast.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-800-558-9105.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-558-9105 or write to CAN SLIM® Select Growth Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

For a free copy of the Fund’s latest annual and/or semiannual reports, call 1-800-558-9105, visit the Fund’s website at www.duncanhurst.com or write to CAN SLIM® Select Growth Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

CAN SLIM is a registered trademark owned by Data Analysis, Inc, an affiliate of Investor’s Business Daily, and is licensed for use herein.

Exhibit A

PROFESSIONALLY MANAGED PORTFOLIOS

INVESTMENT ADVISORY AGREEMENT
with
NorthCoast Asset Management, LLC

THIS INVESTMENT ADVISORY AGREEMENT is made as of the ____ day of _________, by and between Professionally Managed Portfolios, a Massachusetts business trust (hereinafter called the “Trust”), on behalf of the series of the Trust listed on Schedule A as may be amended from time to time (each a “Fund”, collectively the “Funds”) and NorthCoast Asset Management, LLC (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, each Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services; and

WHEREAS, as of the date written above there was a change in a controlling interest in the Advisor, resulting in the assignment of the previous investment advisory agreement with the Advisor within the meaning of Section 2(a)(4) of the Investment Company Act.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISOR.  The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.

2. DUTIES OF ADVISOR.

(a) GENERAL DUTIES.  The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Advisor (collectively, the “Investment Policies”).  In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

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(b) BROKERAGE.  The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. The Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISOR.

(a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4. INDEPENDENT CONTRACTOR.  The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

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5. ADVISOR’S PERSONNEL.  The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement.  Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Advisor.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Advisor shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of  the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses.  To the extent the services for which the Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) The Advisor may not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Trust’s Board of Trustees.  Where such arrangements are authorized by the Trust’s Board of Trustees, the Advisor shall report regularly to the Trust on the amounts paid and the relevant financial institutions.

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7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below.  If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

(d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to a Fund.

(e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses that are the responsibility of a Fund under this Agreement.  Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments.  Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement.  Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8. NO SHORTING; NO BORROWING.  The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act.  The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.  For this purpose, failure to pay any amount due and payable to the Fund for a period of more than 30 days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS.  Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS. The Advisor agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

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11. ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b) The Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies.

(c) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT.  The Trust’s employment of the Advisor is not an exclusive arrangement.  The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein.  Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13. TRANSACTIONS WITH OTHER INVESTMENT ADVISERS.  The Advisor is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust.  The Advisor shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14. EFFECTIVENESS AND DURATION OF AGREEMENT.  This Agreement shall be effective as of _____________ (the date it was first approved by the vote of a majority of the outstanding voting securities of the Fund in accordance with the Investment Company Act) and shall remain in effect for a period of two years, unless sooner terminated as hereinafter provided.  This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.  The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

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15. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice to the Advisor, and by the Advisor upon 60 days’ written notice to the Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16. NONPUBLIC PERSONAL INFORMATION.  Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

17. ANTI-MONEY LAUNDERING COMPLIANCE.  The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

18. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to the Fund that the Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

6

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

PROFESSIONALLY MANAGED PORTFOLIOS on behalf of each series of the Trust listed on Schedule A

By: ________________________________________

Name: Robert M. Slotky

Title: President

NORTHCOAST ASSET MANAGEMENT, LLC

By: ________________________________________

Name: Daniel J. Kraninger

Title: President

7

SCHEDULE A

Series or Fund of Professionally Managed Portfolios	Annual Fee Rate

CAN SLIM® Select Growth Fund	1.00% of average daily net assets

PROFESSIONALLY MANAGED PORTFOLIOS on behalf of each series of the Trust listed on Schedule A

By: ________________________________________

Name: Robert M. Slotky

Title: President

NORTHCOAST ASSET MANAGEMENT, LLC

By: ________________________________________

Name: Daniel J. Kraninger

Title: President

Approved by the Board of Trustees:  May 19, 2008

8

Exhibit B

Prior Performance of a Similar Account

The graph below shows performance data provided by NorthCoast relating to investment results of one of its private client accounts that rigorously follows its CAN SLIM® Investment Program (the “Model Account”).  The Model Account, which is managed by NorthCoast as part of its Can Slim Private Clients business, has investment objectives, policies, strategies and risks substantially similar to those of the CAN SLIM® Select Growth Fund.

The Model Account is not subject to the same types of expenses to which the CAN SLIM® Select Growth Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, or the Internal Revenue Code of 1986.  The performance of the Model Account may have been adversely affected had it been subject to the same restrictions and limitations as the CAN SLIM® Select Growth Fund.  You should note that the CAN SLIM® Select Growth Fund computes and discloses its average annual total return using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Model Account.  The SEC total return calculation calls for the computation and disclosure of an average annual compounded rate of return, which equates a hypothetical initial investment of $1,000 to an ending redeemable value.  The performance of the Model Account may have been lower had it been calculated using the standard formula promulgated by the SEC.  The Model Account’s performance is an asset-weighted aggregation of each individual account’s rate of return, which is calculated using a time-weighted rate of return methodology that has been adjusted for contributions and withdrawals.  The results presented below are not intended to predict or suggest the return to be experienced by the CAN SLIM® Select Growth Fund or the return one might achieve by investing in the CAN SLIM® Select Growth Fund.  One should not rely on the following data as an indication of future performance of NorthCoast.

The fees and expenses of the Model Account are lower than that of the CAN SLIM® Select Growth Fund.  Actual account fees for the Model Account for the period from inception through May 31, 2008 were 1.65%.  If the higher expense structure of the CAN SLIM® Select Growth Fund were used on the Model Account, the performance results of the Model Account would have been lower than shown.

1

CAN SLIM(R) Private Client Model Account vs. S&P 500 vs. CAN SLIM(R) Select Growth Fund
(10/5/05 - 5/19/08 indexed to $10 inception)
14.00
13.50
13.00
12.50
12.00
11.50
11.00
10.50
10.00
9.50
9.00
CAN SLIM(R) Model Account
S&P 500
CAN SLIM(R) Select Growth Fund
Oct-05
Nov-05
Dec-05
Feb-06
Mar-06
May-06
Jun-06
Jul-06
Sep-06
Oct-06
Nov-06
Jan-07
Feb-07
Apr-07
May-07
Jun-07
Aug-07
Sep-07
Oct-07
Dec-07
Jan-08
Mar-08
Apr-08

The S&P 500® Index consists of 500 stocks chosen from market size, liquidity and industry group representation.  It is a market-weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.  The S&P 500® Index is one of the most widely used benchmarks of U.S. equity performance.  The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.  An investor cannot invest directly in an index.

2

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-______ or go to website: www_________.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	CAN SLIM® SELECT GROWTH FUND	PROXY
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 1, 2008

This Proxy is solicited on behalf of the Board of Trustees of the Professionally Managed Portfolios on behalf of the CAN SLIM® Select Growth Fund.  The undersigned hereby appoints as proxies Robert M. Slotky and Elaine E. Richards, and each of them (with power of substitution), to vote all shares of the undersigned of the Fund at the Special Meeting of Shareholders to be held at 10:30 a.m. Pacific time, on September 1, 2008, at the offices of U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741 and any adjournment(s) thereof (“Meeting”), with all the power the undersigned would have if personally present.

VOTE VIA THE INTERNET: www.________.com
VOTE VIA THE TELEPHONE: 1-____________

Please sign exactly as name appears at left.  If shares are held in the name of joint owners, each should sign.  Attorneys-in-fact, executors, administrators, etc., should give full title.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Date_________________________________________________, 2008

Signature(s) Title(s), if applicable	(Sign in the Box)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each proposal, and to grant discretionary power to vote upon such other business as may properly come before the Meeting.

PLEASE MARK VOTES AS IN THIS EXAMPLE:  ■
		FOR	ABSTAIN	AGAINST
1.	To approve an Investment Advisory Agreement between NorthCoast Asset Management, LLC and the Trust, on behalf of the Fund.	□	□	□

Your vote is important no matter how many shares you own.  If you are not voting by phone or internet, please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope.